UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 25, 2021

NOBLE CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-36211	98-1575532
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13135 Dairy Ashford, Suite 800 Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 276-6100

NOBLE FINANCE COMPANY
(Exact name of registrant as specified in its charter)

Cayman Islands	001-31306	98-0366361
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13135 Dairy Ashford, Suite 800 Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 276-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.00001 per share	NE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This combined filing on Form
8-K
is separately filed by Noble Corporation, an exempted company incorporated in the Cayman Islands with limited liability (“Noble Parent”), and Noble Finance Company, an exempted company incorporated in the Cayman Islands with limited liability (the “Company”) and a wholly owned subsidiary of Noble Parent. Information in this filing relating to the Company is filed by Noble Parent and separately by the Company on its own behalf. The Company makes no representation as to information relating to Noble Parent (except as it may relate to the Company) or any other affiliate or subsidiary of Noble Parent. This report should be read in its entirety as it pertains to each of Noble Parent and the Company.

Item 1.01	Entry into a Material Definitive Agreement.
On August 25, 2021, the Company and certain subsidiaries of Noble Parent entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) to sell the jackup rigs operated by the Noble group of companies in Saudi Arabia to ADES International Holding Limited (“ADES”) for a purchase price of US$292,415,000 in cash, subject to adjustment as provided in the Purchase and Sale Agreement. Pursuant to the terms of the Purchase and Sale Agreement, the jackups,
Noble Roger Lewis
,
Noble Scott Marks
,
Noble Joe Knight
, and
Noble Johnny Whitstine
, together with certain related assets, will be sold to ADES. In addition, ADES would hire much of the work force of the Noble group of companies associated with the operation of the jackup rigs, as well as the related ongoing drilling contracts and certain other contracts. Following completion of the transaction, the Company expects to have no ongoing operations in Saudi Arabia.
Closing under the Purchase and Sale Agreement is expected to occur during the fourth quarter of 2021 and is subject to the parties satisfying customary closing conditions, including novation of the drilling contracts the jackup rigs are performing, regulatory approvals, and the sellers being able to complete the sale of at least three of the four jackup rigs.
The foregoing description of the Purchase and Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase and Sale Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on
Form 8-K and
is incorporated herein by reference.
The Purchase and Sale Agreement is not intended to provide any other factual information about Noble Parent, the Company, ADES or any of their respective subsidiaries or affiliates. In particular, the representations and warranties, including the assertions embodied therein, contained in the Purchase and Sale Agreement were made only for the purposes of the Purchase and Sale Agreement as of the specific dates therein, were solely for the benefit of the parties to the Purchase and Sale Agreement, and may be subject to limitations agreed upon by the parties to the Purchase and Sale Agreement. Certain representations and warranties in the Purchase and Sale Agreement may be subject to a standard of materiality provided for in the Purchase and Sale Agreement that differs from those applicable to investors and have been used for the purpose of allocating risk among the parties, rather than establishing matters of fact. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Noble Parent, the Company, ADES or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase and Sale Agreement, which subsequent information may or may not be fully reflected in Noble Parent’s, the Company’s or ADES’ public disclosures. Investors should read the Purchase and Sale Agreement together with the other information that Noble Parent publicly files in reports and statements with the Securities and Exchange Commission.

Item 7.01	Regulation FD Disclosure.
On August 26, 2021, Noble Parent issued a press release announcing the entry into the Purchase and Sale Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on
Form 8-K and
is incorporated herein by reference.
The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings made by Noble Parent under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Forward-Looking Statements
This Current Report on Form
8-K
includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical facts included in this report or in the documents incorporated by reference, including those regarding closing and timing, are forward-looking statements. When used in this report, or in the documents incorporated by reference, the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “should,” “shall” and “will” and similar expressions are intended to be among the statements that identify forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to be correct. These forward-looking statements speak only as of the date of this Current Report on Form
8-K
and we undertake no obligation to revise or update any forward-looking statement for any reason, except as required by law. We have identified factors, including, but not limited to, uncertainties regarding determination of consideration for the transaction, satisfaction of closing conditions for the transaction and gain recognition as a result of the transaction, uncertainties relating to our emergence from bankruptcy, the ability to recognize the anticipated benefits of the Pacific Drilling acquisition, the effects of public health threats, pandemics and epidemics, such as the recent and ongoing outbreak of
COVID-19,
and the adverse impact thereof on our business, financial condition and results of operations (including but not limited to our growth, operating costs, supply chain, availability of labor, logistical capabilities, customer demand for our services and industry demand generally, our liquidity, the price of our securities and trading markets with respect thereto, our ability to access capital markets, and the global economy and financial markets generally), the effects of actions by, or disputes among OPEC+ members with respect to production levels or other matters related to the price of oil, market conditions, factors affecting the level of activity in the oil and gas industry, supply and demand of jackup rigs, factors affecting the duration of contracts, the actual amount of downtime, factors that reduce applicable dayrates, operating hazards and delays, risks associated with operations outside the US, actions by regulatory authorities, credit rating agencies, customers, joint venture partners, contractors, lenders and other third parties, legislation and regulations affecting drilling operations, compliance with regulatory requirements, violations of anti-corruption laws, shipyard risk and timing, delays in mobilization of jackup rigs, hurricanes and other weather conditions, and the future price of oil and gas, that could cause actual plans or results to differ materially from those included in any forward-looking statements. These factors include those “Risk Factors” referenced or described in Noble Parent’s most recent Form
10-K,
Form
10-Q’s,
and other filings with the Securities and Exchange Commission. We cannot control such risk factors and other uncertainties, and in many cases, we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. You should consider these risks and uncertainties when you are evaluating us.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits
.

EXHIBIT NUMBER		DESCRIPTION

2.1*	—	Purchase and Sale Agreement, dated as of August 25, 2021, by and among Noble Finance Company, Noble Drilling (TVL) Ltd., Noble SA Limited, Noble Rig Holding I Limited, Noble Rig Holding 2 Limited, Noble Drilling Arabia Co. Ltd. and ADES International Holding Limited.

99.1	—	Press Release issued by Noble Corporation, dated August 26, 2021.

104	—	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

*
Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation
S-K.
The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION

Date: August 26, 2021	By:	/s/ William E. Turcotte
William E. Turcotte
Senior Vice President, General Counsel and Corporate Secretary

NOBLE FINANCE COMPANY

	By:	/s/ Richard B. Barker
Richard B. Barker
Senior Vice President and Chief Financial Officer